EXHIBIT 32.1

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350
                      AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002



In connection with the accompanying Annual Report on Form 10-K/A (the "Report") of AMCON Distributing Company (the "Company") for the fiscal year ended September 30, 2006, I, Christopher H. Atayan, Chief Executive Officer and Principal Executive Officer of the Company, hereby certify pursuant to 18 U.S.C.
Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 29, 2007

                            /s/ Christopher H. Atayan
                            ------------------------------
                            Christopher H. Atayan,
                            Chief Executive Officer and Vice Chairman

A signed original of this written statement required by Section 906 has been provided to AMCON Distributing Company and will be retained by AMCON Distributing Company and furnished to the Securities and Exchange Commission or its staff upon request.